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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Government Money Market

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Government Money Market VP

1801 California Street, Suite 5200

Denver, CO 80202

January 30, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of Transamerica Government Money Market and Transamerica BlackRock Government Money Market VP (formerly, Transamerica Aegon Government Money Market VP) (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), who began sub-advising each of the Funds on November 1, 2018, replacing the Funds’ prior sub-adviser, Aegon USA Investment Management, LLC. Based on the information provided by Transamerica Asset Management, Inc. and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of each of the Funds and their respective investors.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Government Money Market or 1-800-851-9777 for Transamerica BlackRock Government Money Market VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and
Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Government Money Market

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Government Money Market VP

January 30, 2019

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica Government Money Market and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica BlackRock Government Money Market VP (formerly, Transamerica Aegon Government Market VP) (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST are each organized as Delaware statutory trusts.

Shares of Transamerica BlackRock Government Money Market VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The contract holders and policy owners who are owners of the separate accounts are not shareholders of Transamerica BlackRock Government Money Market VP. However, for ease of reference, shareholders of Transamerica Government Money Market and contract and policy owners invested in Transamerica BlackRock Government Money Market VP and shareholders of Transamerica BlackRock Government Money Market VP are collectively referred to in this Joint Information Statement as “shareholders.”

This Joint Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds. The Funds are now sub-advised by BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), each pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, and BlackRock (the “BlackRock Sub-Advisory Agreements”). Copies of the BlackRock Sub-Advisory Agreements are attached hereto as Exhibit A.

BlackRock began sub-advising the Funds on November 1, 2018. Prior to that date, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to each Fund. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated September 18, 2018 for each Fund, and also reflected in Transamerica Government Money Market’s Prospectuses, Summary Prospectuses and Statements of Additional Information revised as of November 1, 2018 and November 30, 2018, and Transamerica BlackRock Government Money Market VP’s Prospectus and Statement of Additional Information revised as of November 1, 2018: (i) certain changes were made to each Fund’s principal investment strategies; and (ii) each Fund’s management fee rate and sub-advisory fee rate schedules were lowered. In addition, Transamerica Aegon Government Money Market VP was renamed Transamerica BlackRock Government Money Market VP. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of November 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about January 30, 2019. Each Fund will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to their respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Government Money Market is October 31. The fiscal year end of Transamerica BlackRock Government Money Market VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Government Money Market and 1-800-851-9777 for Transamerica BlackRock Government Money Market VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Funds’ website until at least July 31, 2019 at https://www.transamerica.com/media/tf-auim-to-blackrock-info-statement.pdf. A paper or email copy of this Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Government Money Market and 1-800-851-9777 for Transamerica BlackRock Government Money Market VP.

TRANSAMERICA FUNDS

Transamerica Government Money Market

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Government Money Market VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser of each Fund. The Board, upon the recommendation of TAM, has approved the new BlackRock Sub-Advisory Agreements.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of BlackRock and has entered into the BlackRock Sub-Advisory Agreements with BlackRock with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was BlackRock appointed as the new Sub-Adviser?

A.

Following their review and consideration, the Board approved the appointment of BlackRock as the Sub-Adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and BlackRock’s experience managing the proposed investment strategies for the Funds. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes BlackRock and the terms of the BlackRock Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of BlackRock. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

From March 22, 2011 to November 1, 2018, AUIM served as sub-adviser to the Funds. AUIM is located at 6300 C St. SW, Cedar Rapids, IA 52404.

AUIM provided sub-advisory services to each Fund pursuant to Investment Sub-Advisory Agreements between TAM and AUIM on behalf of each Fund (the “AUIM Sub-Advisory Agreements”). As sub-adviser to the Funds, AUIM was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the AUIM Sub-Advisory Agreements and the investment objectives, strategies and policies of each Fund. The AUIM Sub-Advisory Agreements, each dated March 22, 2011, as amended, were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. The AUIM Sub-Advisory Agreements were last approved by each respective Fund’s shareholders at a special joint meeting of shareholders held on March 18, 2011.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-Advisory Agreements and the sub-advisory fees paid by TAM to AUIM under the AUIM Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the BlackRock Sub-Advisory Agreements were approved by the Board at a meeting held September 12-13, 2018, and were effective as of November 1, 2018. Each BlackRock Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each BlackRock Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the AUIM Sub-Advisory Agreements and those of the BlackRock Sub-Advisory Agreements are similar. The sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-Advisory Agreements have decreased from the sub-advisory fee rates paid by TAM to AUIM under the AUIM Sub-Advisory Agreements. In addition, effective with the BlackRock Sub-Advisory Agreements, the management fee schedule payable by the Funds to TAM has decreased. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the BlackRock Sub-Advisory Agreements, subject to the supervision of each Trust’s Board and TAM, BlackRock shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to BlackRock by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to BlackRock. The AUIM Sub-Advisory Agreements contained the same provisions.

Each BlackRock Sub-Advisory Agreement provides that BlackRock will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to BlackRock, or to any other fund or account over which BlackRock or its affiliates exercise investment discretion. Each BlackRock Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, BlackRock may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where BlackRock has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or BlackRock’s overall responsibilities with respect to the Fund and to other funds and clients for which BlackRock exercises investment discretion. The Board may adopt policies and procedures that modify and restrict BlackRock’s authority regarding the execution of each of the Fund’s portfolio transactions. The AUIM Sub-Advisory Agreements contained the same provisions.

Each BlackRock Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds; (ii) may be terminated by TAM upon 60 days’ advance written notice to BlackRock, without the payment of any penalty; (iii) may be terminated by BlackRock upon 90 days’ advance written notice to TAM with respect to Transamerica Government Money Market and 60 days’ advance written notice to TAM with respect to Transamerica BlackRock Government Money Market VP; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by BlackRock and shall not be assignable by TAM without the consent of BlackRock. The AUIM Sub-Advisory Agreements contained similar provisions.

Each BlackRock Sub-Advisory Agreement requires that BlackRock, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to BlackRock relating to the services provided pursuant to the BlackRock Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The AUIM Sub-Advisory Agreements contained the same provisions.

Each BlackRock Sub-Advisory Agreement states that BlackRock shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that BlackRock is not protected against any liability to TAM or the Funds to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the BlackRock Sub-Advisory Agreements. The AUIM Sub-Advisory Agreements contained the same provisions.

Each BlackRock Sub-Advisory Agreement provides that unless TAM advises BlackRock in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, BlackRock shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by BlackRock, in accordance with BlackRock’s proxy voting policies and procedures without consultation with TAM or the Funds. The AUIM Sub-Advisory Agreements contained the same provisions.

Each BlackRock Sub-Advisory Agreement provides that BlackRock, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the BlackRock Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The AUIM Sub-Advisory Agreements did not contain the same provisions.

Each BlackRock Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Each AUIM Sub-Advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the BlackRock Sub-Advisory Agreements. The summary of the BlackRock Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the BlackRock Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Fund to TAM was reduced. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Government Money Market and

Transamerica BlackRock Government Money Market VP

First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22%
In excess of $3 billion	0.21%

Prior to November 1, 2018, Transamerica Government Money Market paid TAM a management fee of 0.25% of the first $1 billion, 0.24% over $1 billion up to $3 billion, and 0.23% in excess of $3 billion for its services with respect to the Fund’s average daily net assets on an annual basis.

Prior to November 1, 2018, Transamerica BlackRock Government Money Market VP paid TAM a management fee of 0.28% of the first $1 billion, 0.27% over $1 billion up to $3 billion, and 0.26% in excess of $3 billion for its services with respect to the Fund’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by each Fund monthly. As of December 31, 2018, the net assets of Transamerica Government Money Market were $1,329,354,130 and the net assets of Transamerica BlackRock Government Money Market VP were $574,103,620.

For each Fund, TAM has contractually agreed through the date indicated in the table below to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses for a class of the Fund exceed the amount shown in the table below, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM amounts previously contractually waived or reimbursed only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable expense cap described below or any other lower limit then in effect.

	Expense Cap	Expiration Date of Expense Cap
Transamerica Government Money Market
Class A	0.73%	March 1, 2019
Class B	1.48%	March 1, 2019
Class C	1.48%	March 1, 2019
Class I	0.48%	March 1, 2019
Class I2	0.48%	March 1, 2019
Class I3	0.30%	March 1, 2019
Class R2	0.80%	March 1, 2019
Class R4	0.50%	March 1, 2019

Transamerica BlackRock Government Money Market VP
Initial Class	0.48%	May 1, 2019
Service Class	0.73%	May 1, 2019

In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of one or more classes of each Fund to such level(s) as the applicable Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement of any amounts so waived or reimbursed to a class during the 36 months from the date on which TAM or its affiliates waived fees and/or reimbursed expenses for the class. Reimbursement is not permitted if it would result in a negative yield, but amounts recaptured in certain cases have exceeded the expense limit under the contractual expense arrangement.

Transamerica Government Money Market

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2018 to a hypothetical example of management fees that would have been paid by that Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values. Amounts recaptured by TAM under the contractual waiver arrangements are shown in the table below. However, amounts recaptured by TAM and/or its affiliates under the voluntary waiver arrangements are not shown in the table below.

	Actual Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$2,885,074.86	$2,745,047.21	-4.85%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$2,286,993.29	$2,397,653.54	4.84%

Transamerica BlackRock Government Money Market VP

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2018 to a hypothetical example of management fees that would have been paid by that Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values. Amounts recaptured by TAM under the contractual waiver arrangements are shown in the table below. However, amounts recaptured by TAM and/or its affiliates under the voluntary waiver arrangements are not shown in the table below.

	Actual Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$1,451,190.94	$1,275,110.65	-12.13%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$1,451,190.94	$1,275,110.65	-12.13%

SUB-ADVISORY FEES

Under the BlackRock Sub-Advisory Agreements, TAM (not the Funds) pays BlackRock a sub-advisory fee of 0.024% for its services with respect to each Fund’s average daily net assets on an annual basis.

Under the AUIM Sub-Advisory Agreements, TAM (not the Funds) paid AUIM 0.05% of the first $1 billion, 0.04% over $1 billion up to $3 billion, and 0.03% in excess of $3 billion with respect to each Fund’s average daily net assets on an annual basis. In addition, under the AUIM Sub-Advisory Agreements, assets were aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules.

Transamerica Government Money Market

The following chart compares the actual sub-advisory fees paid by TAM to AUIM for the fiscal year ended October 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock for the same period under the BlackRock Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AUIM from November 1, 2017 through October 31, 2018 under AUIM Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to BlackRock from November 1, 2017 through October 31, 2018 under BlackRock Sub-Advisory Agreement	Percent Difference
$464,088	$278,452	-40%

Transamerica BlackRock Government Money Market VP

The following chart compares the actual sub-advisory fees paid by TAM to AUIM for the fiscal year ended December 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock for the same period under the BlackRock Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AUIM from January 1, 2018 through December 31, 2018 under AUIM Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to BlackRock from January 1, 2018 through December 31, 2018 under BlackRock Sub-Advisory Agreement	Percent Difference
$175,944	$105,566	-40%

INFORMATION REGARDING THE SUB-ADVISER

BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. BlackRock Inc.’s principal business address is 55 E 52nd St, New York, NY 10055. As of December 31, 2018, BlackRock, Inc. had approximately $5.976 trillion in total assets under management. BlackRock Investment Management’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Eion D’Anjou	BlackRock Investment Management, LLC	Portfolio Manager of the Funds since 2018; Portfolio Manager and Director with BlackRock Investment Management, LLC since 2017; member of BlackRock’s Cash Management Group.

Mariya Dmitriev, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the Funds since 2018; Portfolio Manager and Associate with BlackRock Investment Management, LLC since 2010; member of BlackRock’s Cash Management Group.

Christopher Linsky	BlackRock Investment Management, LLC	Portfolio Manager of the Funds since 2018; Portfolio Manager and Vice President with BlackRock Investment Management, LLC since 2000; member of BlackRock’s Cash Management Group.

Joseph Markowski	BlackRock Investment Management, LLC	Portfolio Manager of the Funds since 2018; Portfolio Manager and Director with BlackRock Investment Management, LLC since 1993; member of BlackRock’s Cash Management Group.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of December 31, 2018. The principal address of each individual as it relates to his or her duties at BlackRock is the same as that of BlackRock.

Name	Position with BlackRock
Laurence Douglas Fink	Chief Executive Officer

Robert Steven Kapito	President

Christopher Meade	General Counsel and Chief Legal Officer

Gary Stephen Shedlin	Chief Financial Officer

Robert Lawrence Goldstein	Chief Operating Officer

Choon Sik Charles Park	Chief Compliance Officer

Management Activities. BlackRock does not act as an adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on September 12-13, 2018, the Board considered the termination of AUIM as sub-adviser for the Funds and the approval of BlackRock as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the BlackRock Sub-Advisory Agreements were reasonable, and that the termination of AUIM as sub-adviser to each Fund and approval of the BlackRock Sub-Advisory Agreements was in the best interests of each Fund and its respective shareholders. The Board, including the Independent Board Members, unanimously approved the BlackRock Sub-Advisory Agreements for an initial two-year period and authorized TAM to terminate the AUIM Sub-Advisory Agreements with respect to the Funds.

To assist the Board Members in their consideration of the BlackRock Sub-Advisory Agreements, the Board Members requested and received from TAM and BlackRock certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the BlackRock Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)	that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their shareholders, including compliance services;

(b)

that BlackRock is an experienced and respected asset management firm and TAM believes that BlackRock will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of BlackRock’s organization, investment personnel, and experience managing the proposed investment strategies;

(c)

that the proposed management fee rate payable to TAM by each Fund is lower than the current management fee rate, which would result in immediate savings for current shareholders, as well as additional savings as each Fund’s assets grow in size;

(d)

that the proposed sub-advisory fee rates payable to BlackRock would be lower than the current AUIM sub-advisory fees and are fair and reasonable in light of the sub-advisory services to be provided by BlackRock;

(e)	that TAM recommended to the Board Members that BlackRock be appointed to replace AUIM based on recent compliance issues related to the Funds;

(f)	the fact that the sub-advisory fees payable to BlackRock would be paid by TAM and not the Funds;

(g)	the proposed responsibilities of BlackRock for the Funds and the sub-advisory services expected to be provided by the sub-adviser; and

(h)

that TAM recommended to the Board Members that BlackRock be appointed as sub-adviser to the Funds based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the BlackRock Sub-Advisory Agreements, and the proposed changes to the current investment program and other practices of the Funds.

The Board Members also considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their respective shareholders, including compliance services. The Board Members further considered that BlackRock is an experienced asset management firm and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on its assessment of BlackRock’s organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Funds’ principal investment strategies.

Based on their review of the materials provided and the information they received from TAM and BlackRock, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment programs for the Funds and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of each of the Funds as compared to its primary benchmark, its peer group and the composite performance of the strategies to be followed by BlackRock (the “BlackRock Strategies”). The Board noted that with fee differential and recapture adjustments, the performance of the BlackRock Strategies compared competitively to that of the Funds for the one- and two-year periods ending June 30, 2018 as well as the 30-day performance as of each quarter-end for the trailing two-year period. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of BlackRock will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board Members concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules under the BlackRock Sub-Advisory Agreements. The Board Members noted that the proposed sub-advisory fee schedules payable by TAM to BlackRock were lower than the current sub-advisory fee schedules for AUIM. The Board Members also considered that, based on current asset levels, the proposed management fee for Transamerica Government Money Market would be above the applicable Morningstar peer group median and below the applicable Broadridge peer group median, and that the proposed management fee for Transamerica Aegon Government Money Market VP would continue to be below the applicable Morningstar and Broadridge peer group medians. The Board Members also considered that although the net management fee retained by TAM would increase with respect to Transamerica Government Money Market, the proposed management fee rates payable by each of the Funds to TAM would decrease at all levels. The Board also considered that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by BlackRock under the BlackRock Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

With respect to BlackRock’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and BlackRock. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreements. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that TAM would experience a net annual decrease in management fees retained for Transamerica BlackRock Government Money Market VP and a net annual increase in management fees retained for Transamerica Government Money Market.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the BlackRock Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in the management fee schedule. The Board Members considered that the appointment of BlackRock has the potential to attract additional assets due to BlackRock’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered any other benefits expected to be derived by BlackRock from their relationship with the Funds. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with BlackRock or the Funds, and that BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedules and the BlackRock Sub-Advisory Agreements is in the best interests of each Fund and its respective shareholders and unanimously approved the revised management fees schedules and the BlackRock Sub-Advisory Agreements.

BROKERAGE INFORMATION

With respect to Transamerica Government Money Market, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended October 31, 2018.

With respect to Transamerica BlackRock Government Money Market VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended December 31, 2018.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 31, 2018, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Government Money Market and owned beneficially less than 1% of the outstanding shares of Transamerica BlackRock Government Money Market VP.

As of December 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Government Money Market:

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	50.34%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	20.17%

Umb Bank Na Cust Simple IRA FBO Mark E Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	11.55%

Umb Bank Na Cust Simple IRA FBO Donna M Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	11.55%

Umb Bank Na Cust Simple IRA FBO Andy R Chen 1506 Union County Pkwy Union NJ 07083-7039	Transamerica Government Money Market	B	9.40%

Umb Bank Na Cust Simple IRA FBO Wei Huang 115 Western Blvd Gillette NJ 07933-1913	Transamerica Government Money Market	B	8.71%

Umb Bank Na Cust Simple IRA FBO Ross W Mlsna 8S049 Mitchell Ln Naperville IL 60540-9554	Transamerica Government Money Market	B	5.66%

Umb Bank Na Cust Simple IRA FBO Eric J Demange 13619 State Route 127 Rossburg OH 45362-9782	Transamerica Government Money Market	B	5.38%

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Government Money Market	C	6.87%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	C	5.68%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Government Money Market	C	5.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	17.81%

Name & Address	Fund Name	Class	Percent
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	9.95%

Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica Government Money Market	I	5.21%

Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.42%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%

As of December 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica BlackRock Government Money Market VP:

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	45.42%

AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	17.70%

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	16.16%

TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	5.55%

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	5.33%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	91.71%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	5.52%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of December 31, 2018, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Government Money Market:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	770,399,006.380	57.91%

As of December 31, 2018, the following owned of record 25% or more of the outstanding shares of Transamerica BlackRock Government Money Market VP.

Name & Address	Fund Name	Shares	Percentage of Fund Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	339,975,407.820	59.12%

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Rhonda A. Mills
Assistant Secretary

January 30, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of November 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, investment policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and provided to and agreed upon by the Subadviser, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser and agreement by the Subadviser thereto, which agreement shall not be unreasonably withheld. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options, repurchase, and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM the opportunity to review the collateral schedule to master repurchase agreements, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time and provided to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, investment policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Fund in one or more investment companies. In addition, the Subadviser is authorized to act for, represent, and purport to bind the Fund with respect to any Allocated Assets in any legal or administrative proceeding involving the Trust or the Fund or any such proceeding involving any Allocated Assets, including, without limitation, class action and bankruptcy proceedings, in consultation with TAM.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures of the Subadviser as adopted by the Fund, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers, which will be provided in advance to the Subadviser.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

As reasonably requested by TAM, the Subadviser shall provide the Fund with information regarding the Allocated Assets to reasonably assist the Fund in determining the appropriate valuation of such assets, provided that TAM acknowledges that the Subadviser is not a valuation agent.

(f)

The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty, on 60 days’ written notice to the Subadviser. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall not be assignable by either party without the consent of both parties. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and TAM shall cease using the Subadviser’s name and its marks as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

11.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

In the event TAM or a Fund’s custodian engages in securities lending activities with respect to the Allocated Assets, the Subadviser will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

12.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”), as provided by TAM, and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement of the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender as soon as reasonably practicable to the Fund any of such records upon the Fund’s request; provided, however, that the Subadviser may retain copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court (c) waives any objection that either Designated Court is an inconvenient forum and (d) waives the right to trial by jury. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher Staples
Name:	Christopher Staples
Title:	Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael T. Ferraro
Name:	Michael T. Ferraro
Title:	Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Global Real Estate Securities**	0.34% of the first $250 million; 0.32% over $250 million up to $750 million; 0.30% over $750 million

Transamerica Government Money Market***	0.024%

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined on a combined basis with Transamerica BlackRock Global Real Estate Securities VP, a series of Transamerica Series Trust.

***	The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined excluding assets that are invested in a BlackRock money market fund.

INVESTMENT SUB-ADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of May 1, 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”) pursuant to an Investment Advisory Agreement dated January 23, 2014 (“Advisory Agreement”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust on behalf of the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Advisory Agreement, TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold, converted or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws as delivered by TAM to the Sub-adviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, other than the Internal Revenue Code of 1986, as amended, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed in writing to the Sub-adviser. Sub-adviser is fully protected in relying on the most recent version of such documents, policies or procedures delivered by TAM and is not responsible for any changes in such documents, policies or procedures until such changes are delivered in writing to Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund with respect to the Allocated Assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein if such policies and procedures are provided in writing to the Sub-adviser.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of any of the Allocated Assets between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers as delivered to the Sub-adviser.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights (or withhold therewith) incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund so long as the Sub-adviser receives the proxy materials from the Fund’s custodian. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will be available upon reasonable request to provide reasonable assistance to TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities, including for the Allocated Assets; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement other than as described above. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon 60 days’ written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 60 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Use of Name. It is understood and hereby agreed that “BlackRock” and any derivative or logos or trademark or service mark or trade name are the valuable property of the Sub-adviser and its affiliates for copyright and other purposes and may not be used by TAM without Sub-adviser’s prior written agreement. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.    Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.    Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.    Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.    Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.

18.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

19.    Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. It is understood that any information or recommendation supplied by, or produced by, Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by TAM and the Trust. Without limiting the foregoing, TAM and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica BlackRock Global Allocation VP	0.44% of the first $100 million; 0.32% in excess of $100 million

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2018 to the Investment Sub-Advisory Agreement dated May 1, 2014, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 2. Section 2(a) of the Agreement is hereby amended to replace the second sentence with the following:

The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options, repurchase, and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM the opportunity to review the collateral schedule to master repurchase agreements, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time and provided to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, investment policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser.

Section 2(a) of the Agreement is also hereby amended to add the following paragraph to the end of the Section: The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

2.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated May 1, 2014, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2018.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael T. Ferraro
Name:	Michael T. Ferraro
Title:	Director

SCHEDULE A

as November 1, 2018

Fund	Investment Subadvisory Fee*
Transamerica BlackRock Global Allocation VP	0.42% of the first $100 million 0.32% over $100 million up to $3 billion 0.31% in excess of $3 billion

Transamerica BlackRock Global Real Estate Securities VP**	0.34% of the first $250 million; 0.32% over $250 million up to $750 million; 0.30% over $750 million

Transamerica BlackRock Government Money Market VP***	0.024%

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined on a combined basis with Transamerica Global Real Estate Securities, a series of Transamerica Funds.

***	The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined excluding assets that are invested in a BlackRock money market fund.

TRANSAMERICA FUNDS

Transamerica Government Money Market

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Government Money Market VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica Government Money Market

or

1-800-851-9777 for Transamerica BlackRock Government Money Market VP

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Government Money Market and Transamerica BlackRock Government Money Market VP (formerly, Transamerica Aegon Government Money Market VP) (each a “Fund,” and collectively, the “Funds”). Transamerica Government Money Market is a series of Transamerica Funds and Transamerica BlackRock Government Money Market VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The full Joint Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trusts has approved a new sub-advisory agreement on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”). BlackRock began sub-advising the Funds on November 1, 2018. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated September 18, 2018 for each Fund, and also reflected in Transamerica Government Money Market’s Prospectuses, Summary Prospectuses, and Statements of Additional Information revised as of November 1, 2018 and November 30, 2018, and Transamerica BlackRock Government Money Market VP’s Prospectus and Statement of Additional Information revised as of November 1, 2018: (i) certain changes were made to each Fund’s principal investment strategies, and (ii) each Fund’s management fee and sub-advisory fee schedules were lowered. In addition, Transamerica Aegon Government Money Market VP was renamed Transamerica BlackRock Government Money Market VP. TAM continues to serve as the Funds’ investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available on the Funds’ website until at least July 31, 2019 at https://www.transamerica.com/media/tf-auim-to-blackrock-info-statement.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Government Money Market and 1-800-851-9777 for Transamerica BlackRock Government Money Market VP.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.